EXHIBIT 10.15


                                FOURTH AMENDMENT
                                       TO
                      GENERAL CREDIT AND SECURITY AGREEMENT

         THIS AGREEMENT, dated as of September 10, 1998, between SPECTRUM Commercial Services, a division of Lyon Financial Services, Inc., a Minnesota Corporation, having its mailing address and principal place of business at 7900 International Drive, Suite 800, Bloomington, Minnesota 55425 (herein called "Lender" or "SCS"), and Appliance Recycling Centers of America, Inc., a Minnesota corporation, having the mailing address and principal place of business at 7400 Excelsior Boulevard, Minneapolis, MN 55426 (herein called "Borrower"), amends that certain General Credit and Security Agreement dated August 30, 1996, ("Credit Agreement") as amended. Where the provisions of this Agreement conflict with the Credit Agreement, the intent of this Agreement shall control.

         1. The definition of "Maximum Principal Amount" under paragraph 2 of the Credit Agreement is hereby deleted and replaced with the following:

               "Maximum Principal Amount" shall mean, at any date, Two Million and No/100ths Dollars ($2,000,000).

         2. The definition of "Borrowing Base" appearing in Paragraph 2 are respectively amended in their entirety to read as follows:

                "Borrowing Base" shall mean the sum of (i) Eighty percent (80%) of the net amount of Eligible Receivables or such greater or lesser percentage as Lender, in its sole discretion, shall deem appropriate, plus (ii) the lesser of (x) One Hundred Fifty Thousand and No/100ths Dollars ($150,000.00) or
                (y) Twenty Five percent (25%) of the net amount of Eligible Inventory (excluding Eligible Whirlpool Inventory), or such greater or lesser dollars and/or percentage as Lender, in its sole discretion, shall deem appropriate, plus (iii) the lesser of (x) Nine Hundred Thousand and No/100ths Dollars ($900,000.00) or (y) Seventy Five percent (75%) of the net amount of Eligible Whirlpool Inventory, or such greater or lesser dollars and/or percentage as Lender, in its sole discretion, shall deem appropriate.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SPECTRUM COMMERCIAL SERVICES                   APPLIANCE RECYCLING CENTERS
                                                  OF AMERICA, INC.


By       /s/ Steven Lowenthal                  By       /s/ Edward R. Cameron
  ----------------------------------------       ------------------------------
Steven I. Lowenthal, Senior Vice President        Its President




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                            GUARANTOR ACKNOWLEDGMENT

         The undersigned (collectively the "Guarantor") has entered into certain Guaranties of various dates (collectively the "Guaranty;" capitalized terms not otherwise defined herein being used herein as therein defined), pursuant to which each Guarantor has guarantied the payment and performance of certain Indebtedness of Appliance Recycling Centers of America, Inc., a Minnesota corporation ("Borrower") to SPECTRUM Commercial Services, a division of Lyon Financial Services, Inc., a Minnesota corporation, ("SCS"), which Indebtedness includes, without limitation, all obligations of Borrower under that certain Revolving Note dated as of August 30, 1996 between the Borrower and SCS as subsequently amended (as so amended the "Original Loan Agreement").

         Each Guarantor hereby acknowledges that it has received a copy, of: (a) the Fourth Amendment to General Credit and Security Agreement and Waiver dated as of the date hereof (the "Loan Agreement") between the Borrower and SCS amending and restating the Original Loan Agreement;

         Each Guarantor hereby:

         (a) agrees and acknowledges that:

                  (i) the Guaranty applicable to the Guarantor shall be of an
             UNLIMITED AMOUNT, including without limitation all of Lender's fees, costs, expenses and attorneys' fees incurred in enforcing the Guarantee; and

         (b) confirms that:

                  (i) by the Guaranty, the Guarantor continues to guarantee the full payment and performance of all of the Indebtedness owed to SCS, including, without limitation, all obligations of Borrower under the Original Loan Agreement as amended and restated by the Loan Agreement; and

                  (ii) the Guaranty remains in full force and effect,
             enforceable against the Guarantor in accordance with its terms.

                                                     /s/ Edward R. Cameron
                                            -----------------------------------
ARCA-MARYLAND INC.                          Edward R. Cameron
                                            Guarantor
By       /s/ Edward R. Cameron
   ----------------------------------
   Its President

APPLIANCE RECYCLING CENTERS                 ARCA OF ST. LOUIS, INC.
    OF AMERICA-CALIFORNIA, INC.

By       /s/ Edward R. Cameron              By       /s/ Edward R. Cameron
   ----------------------------------          --------------------------------
   Its President                               Its President

Accepted and Agreed to this 4th day of June, 1998

SPECTRUM COMMERCIAL SERVICES

By:      /s/ Steven I. Lowenthal
    ---------------------------------
    Its Senior Vice President